GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 Shares

of the

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs Alternative Premia Fund

(the “Funds”)

Supplement dated November 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2020, as supplemented to date

Effective immediately, Matthew Schwab will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, James Park serves as a portfolio manager for the Goldman Sachs Alternative Premia Fund. Oliver Bunn and Federico Gilly continue to serve as portfolio managers for the Goldman Sachs Absolute Return Tracker Fund. Federico Gilly continues to serve as a portfolio manager for the Goldman Sachs Alternative Premia Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Schwab in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Alternative Premia Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the corresponding Summary Prospectus:

Portfolio Managers: Federico Gilly, Managing Director, has managed the Fund since 2017; and James Park, Managing Director, has managed the Fund since 2020.

The following replaces in its entirety the row for James Park in the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

James Park Managing Director	Portfolio Manager— Managed Futures Strategy Alternative Premia	Since 2014 2020

Mr. Park is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies (QIS) platform. He joined Goldman Sachs in 2004.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSATSTK 11-20